Exhibit 99.5

PART IV

Item 15. Exhibits and Financial Statement Schedules

(a)	Documents filed as part of this Report:

1.	Financial Statements

Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of December 31, 2015 and December 31, 2014
Consolidated Statements of Operations for Each of the Three Years in the Period Ended December 31, 2015
Consolidated Statements of Comprehensive Income for Each of the Three Years in the Period Ended December 31, 2015
Consolidated Cash Flow Statements for Each of the Three Years in the Period Ended December 31, 2015
Consolidated Stockholders’ Equity Statements for Each of the Three Years in the Period Ended December 31, 2015
Notes to Consolidated Financial Statements

2.	Financial Statement Schedule

Schedule II – Valuation and Qualifying Accounts

	Beginning Balance	Charged to Costs and Expenses	Divestitures/ Acquisitions	Charge Offs	Recoveries	Currency Movement	Ending Balance
	(In thousands)
Accounts Receivable—
Allowance for Doubtful Accounts:
2015	$11,503	$2,561	$40	$(803)	$(4,353)	$(667)	$8,281
2014	3,390	1,184	9,845	(1,867)	(889)	(160)	11,503
2013	4,163	733	448	(1,391)	(520)	(43)	3,390
Inventories—
Excess and Obsolete Allowances:
2015	$31,823	$3,001	$2,755	$(12,744)	$(1,407)	$(897)	$22,531
2014	21,317	7,994	14,167	(10,908)	(1,413)	666	31,823
2013	23,954	5,632	—	(7,211)	(1,009)	(49)	21,317
Deferred Income Tax Asset—
Valuation Allowance:
2015	$157,317	$2,840	$(14,425)	$(1,823)	$(13,988)	$(12,850)	$117,071
2014	10,165	4,252	143,513	—	(415)	(198)	157,317
2013	7,498	496	3,064	—	(899)	6	10,165

All other financial statement schedules not included in this Annual Report on Form 10-K are omitted because they are not applicable.

3.	Exhibits

Index to Exhibits

The following exhibits are filed herewith or incorporated herein by reference, as indicated. Documents indicated by an asterisk (*) identify each management contract or compensatory plan.

Exhibit Number	Description of Exhibit	The filings referenced for incorporation by reference are Company (Belden Inc.) filings unless noted to be those of Belden 1993 Inc.

3.1	Certificate of Incorporation, as amended	February 29, 2008 Form 10-K, Exhibit 3.1

3.2	Third Amended and Restated Bylaws, as amended	November 24, 2008 Form 8-K, Exhibit 3.1.; May 22, 2009 Form 8-K, Exhibit 3.1; May 20, 2010 Form 8-K; March 2, 2011 Form 8-K, Exhibit 3.1; May 19, 2011 Form 8-K, Exhibit 3.1; May 31, 2012 Form 8-K, Exhibit 3.1; December 4, 2013 Form 8-K, Exhibit 3.1; May 29, 2014 Form 8-K, Exhibit 3.1; August 26, 2015 Form 8-K, Exhibit 3.1

4.1	Rights Agreement	December 11, 1996 Form 8-A, Exhibit 1.1

4.2	Amendment to Rights Agreement	November 15, 2004 Form 10-Q, Exhibit 4.1

4.3	Amendment to Rights Agreement	December 8, 2006 Form 8-A/A, Exhibit 4.2(a)

4.4	Indenture relating to 9.25% Senior Subordinated Notes due 2019	June 29, 2009 Form 8-K, Exhibit 4.1

4.5	Notation of Guarantee relating to 9.25% Senior Subordinated Notes due 2019	June 29, 2009 Form 8-K, Exhibit 4.2

4.6	Supplemental Indenture relating to 9.25% Senior Subordinated Notes due 2019	August 29, 2012 Form 8-K, Exhibit 4.3

4.7	Supplemental Indenture relating to 9.25% Senior Subordinated Notes due 2019	May 8, 2013 Form 10-Q, Exhibit 4.1

4.8	Indenture relating to 5.5% Senior Subordinated Notes due 2022	August 29, 2012 Form 8-K, Exhibit 4.1

4.9	Supplemental Indenture relating to 5.5% Senior Subordinated Notes due 2022	May 8, 2013 Form 10-Q, Exhibit 4.2

4.10	Second Supplemental Indenture relating to 5.5% Senior Subordinated Notes due 2022	November 6, 2013 Form 10-Q, Exhibit 4.1

4.11	Indenture relating to 5.5% Senior Subordinated Notes due 2023	March 26, 2013 Form 8-K, Exhibit 4.1

4.12	First Supplemental Indenture relating to 5.5% Senior Subordinated Notes due 2023	November 6, 2013 Form 10-Q, Exhibit 4.2

4.13	Indenture relating to 5.25% Senior Subordinated Notes due 2024	June 30, 2014 Form 8-K, Exhibit 4.1

4.14	Third Supplemental Indenture relating to 5.5% Senior Subordinated Notes due 2022	November 4, 2014 Form 10-Q, Exhibit 4.1

4.15	Second Supplemental Indenture relating to 5.5% Senior Subordinated Notes due 2023	November 4, 2014 Form 10-Q, Exhibit 4.2

4.16	First Supplemental Indenture relating to 5.25% Senior Subordinated Notes due 2024	November 4, 2014 Form 10-Q, Exhibit 4.3

4.17	Fourth Supplemental Indenture relating to 5.5% Senior Subordinated Notes due 2022	May 5, 2015 Form 10-Q, Exhibit 4.1

4.18	Third Supplemental Indenture relating to 5.5% Senior Subordinated Notes due 2023	May 5, 2015 Form 10-Q, Exhibit 4.2

4.19	Second Supplemental Indenture relating to 5.25% Senior Subordinated Notes due 2024	May 5, 2015 Form 10-Q, Exhibit 4.3

10.1	Trademark License Agreement	November 15, 1993 Form 10-Q of Belden 1993 Inc., Exhibit 10.2

10.2*	CDT 2001 Long-Term Performance Incentive Plan, as amended	April 6, 2009 Proxy Statement, Appendix I

10.3*	Belden Inc. 2011 Long Term Incentive Plan, as	April 6, 2011 Proxy Statement, Appendix I; February

Exhibit Number	Description of Exhibit	The filings referenced for incorporation by reference are Company (Belden Inc.) filings unless noted to be those of Belden 1993 Inc.
	amended	29, 2012 Form 10-K, Exhibit 10.9

10.4*	Form of Stock Appreciation Rights Award	February 29, 2008 Form 10-K, Exhibit 10.16; February 27, 2009 Form 10-K, Exhibit 10.16; May 6, 2014 Form 10-Q, Exhibit 10.1

10.5*	Form of Performance Stock Units Award	February 29, 2008 Form 10-K, Exhibit 10.17; February 27, 2009 Form 10-K, Exhibit 10.17; may 6, 2014 Form 10-Q, Exhibit 10.2

10.6*	Form of Restricted Stock Units Award	February 29, 2008 Form 10-K, Exhibit 10.18; February 27, 2009 Form 10-K, Exhibit 10.18; May 6, 2014 Form 10-Q, Exhibit 10.3

10.7*	Belden Inc. Annual Cash Incentive Plan, as amended and restated	February 29, 2012 Form 10-K, Exhibit 10.16

10.8*	2004 Belden CDT Inc. Non-Employee Director Deferred Compensation Plan	December 21, 2004 Form 8-K, Exhibit 10.1

10.9*	Belden Wire & Cable Company (BWC) Supplemental Excess Defined Benefit Plan, with First, Second and Third Amendments	March 22, 2002 Form 10-K of Belden 1993 Inc., Exhibits 10.14 and 10.15; March 14, 2003 Form 10-K of Belden 1993 Inc., Exhibit 10.21; November 15, 2004 Form 10-Q, Exhibit 10.50

10.10*	BWC Supplemental Excess Defined Contribution Plan, with First, Second and Third Amendments	March 22, 2002 Form 10-K of Belden 1993 Inc., Exhibits 10.16 and 10.17; March 14, 2003 Form 10-K of Belden 1993 Inc., Exhibit 10.24; November 15, 2004 Form 10-Q, Exhibit 10.51

10.11*	Trust Agreement, with First Amendment	November 15, 2004 Form 10-Q, Exhibits 10.52 and 10.53

10.12*	Trust Agreement, with First Amendment	November 15, 2004 Form 10-Q, Exhibits 10.54 and 10.55

10.13*	Amended and Restated Executive Employment Agreement with John Stroup, with First Amendment	April 7, 2008 Form 8-K, Exhibit 10.1, December 17, 2008 Form 8-K, Exhibit 10.1

10.14*	Executive Employment Agreement with Christoph Gusenleitner	August 11, 2010 Form 10-Q, Exhibit 10.1

10.15*	Amended and Restated Executive Employment Agreement with Henk Derksen	January 5, 2012 Form 8-K, Exhibit 10.1

10.16*	Executive Employment Agreement with Glenn Pennycook	August 8, 2013 Form 10-Q, Exhibit 10.1

10.17*	Executive Employment Agreement with Dhrupad Trivedi	August 8, 2013 Form 10-Q, Exhibit 10.2

10.18*	Executive Employment Agreement with Doug Zink	November 6, 2013 Form 10-Q, Exhibit 10.1

10.19*	Executive Employment Agreement with Ross Rosenberg	August 5, 2014 Form 10-Q, Exhibit 10.1

10.20*	Executive Employment Agreement with Roel Vestjens	August 5, 2014 Form 10-Q, Exhibit 10.2

10.21*	Executive Employment Agreement with Brian Anderson	May 5, 2015 Form 10-Q, Exhibit 10.1

10.22*	Executive Employment Agreement with Dean McKenna	August 4, 2015 Form 10-Q, Exhibit 10.1

10.23*	Form of Indemnification Agreement with each of the Directors and Brian Anderson, Henk Derksen, Christoph Gusenleitner, Dean	March 1, 2007 Form 10-K, Exhibit 10.39

Exhibit Number	Description of Exhibit	The filings referenced for incorporation by reference are Company (Belden Inc.) filings unless noted to be those of Belden 1993 Inc.
McKenna, Glenn Pennycook, Ross Rosenberg, John Stroup, Dhrupad Trivedi, Roel Vestjens, and Doug Zink

10.24	ABL Credit Agreement	October 9, 2013 Form 8-K, Exhibit 10.1

10.25	Term Loan Credit Agreement	October 9, 2013 Form 8-K, Exhibit 10.2

10.26	Purchase Agreement by and among Belden Inc., the Guarantors named therein and Wells Fargo Securities, LLC	June 30, 2014 Form 8-K, Exhibit 10.1

10.27	Amendment No. 1 to Credit Agreement	August 17, 2015 Form 8-K, Exhibit 10.1

10.28	Amendment No. 1 to Term Loan Agreement	August 17, 2015 Form 8-K, Exhibit 10.2

10.29	Purchase Agreement by and among Belden Inc., the Guarantors named therein and Deutsche Bank AG	November 25, 2014 Form 8-K, Exhibit 10.1

10.30	Agreement and Plan of Merger by and among VIA Holdings I, Inc., Belden Inc., Tahoe MergerSub, Inc. and Thoma Bravo, LLC, as Representative of the Stockholders and Optionholders	December 12, 2014 Form 8-K, Exhibit 2.1

12.1	Computation of Ratio of Earnings to Fixed Charges	February 25, 2016 Form 10-K, Exhibit 12.1

14.1	Code of Ethics	May 31, 2012 Form 8-K, Exhibit 14.1

21.1	List of Subsidiaries of Belden Inc.	February 25, 2016 Form 10-K, Exhibit 21.1

23.1	Consent of Ernst & Young LLP	February 25, 2016 Form 10-K, Exhibit 23.1

24.1	Powers of Attorney from Members of the Board of Directors	February 25, 2016 Form 10-K, Exhibit 24.1

31.1	Rule 13a-14(a)/15d-14(a) Certification of the Chief Executive Officer	February 25, 2016 Form 10-K, Exhibit 31.1

31.2	Rule 13a-14(a)/15d-14(a) Certification of the Chief Financial Officer	February 25, 2016 Form 10-K, Exhibit 31.2

32.1	Section 1350 Certification of the Chief Executive Officer	February 25, 2016 Form 10-K, Exhibit 32.1

32.2	Section 1350 Certification of the Chief Financial Officer	February 25, 2016 Form 10-K, Exhibit 32.2

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